EXHIBIT 99.7

Equity One 2003-1
Term

Class M-1 (AA)

Approximate Balance         33,154,000  Delay                      24
Coupon                      at pricing  Dated                 2/1/2003
Settle                       2/27/2003  First Payment        3/25/2003
100% PPC (All-in), To Maturity

--------------------------------------------------------------------------------
Severity                                                                   100%
Lag                                                                   12 months
--------------------------------------------------------------------------------

Static Libor                                                                                            CDR
                              6                        7                      7.2                       7.5
Price                       Yield                    Yield                    Yield                     Yield
100                         5.122                    5.129                    5.130                     5.091

WAL                          8.48                    10.18                    10.61                     11.74
Mod Durn                     6.71                     7.73                     7.97                      8.51
Mod Convexity                0.55                     0.75                     0.80                      0.93
Payment Window          Mar03 - May13            Mar03 - Aug15            Mar03 - Feb17             Mar03 - Oct32
Prcp Writedown           0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)           324,988.53 (0.98%)
Total Collat Loss   106,522,651.51 (20.88%)  124,879,696.58 (24.48%)  128,572,806.09 (25.21%)   134,126,173.37 (26.30%)

                                 8                         9                         10
Price                           Yield                     Yield                     Yield
100                             3.535                     -1.547                   -22.734

WAL                             12.20                     10.67                      6.80
Mod Durn                         8.82                      9.62                      5.81
Mod Convexity                    1.02                      1.28                      0.45
Payment Window              Mar03 - Oct32             Mar03 - Oct32             Mar03 - Jun14
Prcp Writedown           7,730,235.22 (23.32%)    22,475,996.91 (67.79%)    33,154,000.00 (100.00%)
Total Collat Loss       143,418,580.07 (28.12%)   162,143,109.35 (31.79%)   181,057,214.47 (35.50%)

Class M-1 (AA)

Approximate Balance       33,154,000  Delay                             24
Coupon                    at pricing  Dated                       2/1/2003
Settle                     2/27/2003  First Payment              3/25/2003
100% PPC (All-in), To Maturity

--------------------------------------------------------------------------------
Severity                                                                    100%
Lag                                                                    12 months
--------------------------------------------------------------------------------

Forward Libor                                                                                            CDR
                             6                         7                       7.2                       7.3
Price                      Yield                      Yield                    Yield                    Yield
100                        5.123                      5.130                    5.131                    5.132

WAL                         8.61                      10.49                    11.06                    11.47
Mod Durn                    6.80                       7.91                     8.22                     8.43
Mod Convexity               0.57                       0.78                     0.85                     0.91
Payment Window         Mar03 - Jun13              Mar03 - May16            Mar03 - Nov18            Mar03 - Jan22
Prcp Writedown          0.00 (0.00%)               0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
Total Collat Loss  106,775,571.56 (20.93%)    125,176,202.35 (24.54%)  128,878,080.52 (25.27%)  130,731,762.94 (25.63%)

                              7.5                        8                         9
Price                         Yield                     Yield                     Yield
100                           4.704                     2.576                     -6.000

WAL                           12.16                     12.03                      9.32
Mod Durn                       8.69                      9.07                     10.56
Mod Convexity                  0.98                      1.08                      1.66
Payment Window            Mar03 - Oct32             Mar03 - Oct32             Mar03 - Oct32
Prcp Writedown         2,452,558.51 (7.40%)     11,168,929.23 (33.69%)    29,657,466.95 (89.45%)
Total Collat Loss     134,444,633.34 (26.36%)   143,759,103.28 (28.18%)   162,528,090.80 (31.86%)

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.


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